U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2002

VOICE MOBILITY INTERNATIONAL, INC.
____________________________________________________________________________________________________
(Name of Small Business Issuer in its Charter)

NEVADA	33-0777819

(State or Other Jurisdiction of	(I.R.S. Employer Identification Number)
Incorporation or Organization)

180-13777 Commerce Parkway, Richmond, British Columbia, Canada	V6V 2X3

(Address of Principal Executive Offices)	(Zip Code)

(604) 482-0000
____________________________________________________________________________________________________
(Issuer's Telephone Number)

Item 5. Other Events

     On October 21, 2002, Voice Mobility International, Inc. announces it has filed a registration statement with the U.S. Securities and Exchange Commission to seek stockholder approval for the change in its jurisdiction of incorporation from Nevada to the federal jurisdiction of Canada.

Exhibit No	Exhibits

99.1	News release of Voice Mobility International, Inc.
Dated October 21, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOICE MOBILITY INTERNATIONAL, INC.

Date: October 21, 2002	by: /s/ James Hutton

James Hutton
President and Director

Exhibit 99.1

     EX-99.1
News Release

VOICE MOBILITY FILES REGISTRATION STATEMENT WITH SECURITIES AND EXCHANGE COMMISSION FOR REPATRIATION TO CANADA

VANCOUVER, BC, CANADA October 21, 2002 – Voice Mobility International, Inc. (TSE: VMY, OTCBB: VMII and FWB: VMY), the Vancouver, British Columbia based developer and provider of carrier grade enhanced messaging solutions, today announced it has filed a registration statement with the U.S. Securities and Exchange Commission to seek stockholder approval for the change jurisdiction of incorporation from Nevada to the federal jurisdiction of Canada.

“There are a number of advantages for Voice Mobility to become a Canadian corporation,” said Randy Buchamer, Chairman and CEO. “We anticipate a more favorable financing environment, an improved profile among Canadian investors and the Canadian investment dealer community, eligibility of Voice Mobility common shares held in Canadian registered retirement savings plans, and a reduction in the cost and burden associated with the continued compliance with securities and corporate laws in both Canada and the U.S.”

If adopted by the stockholders, the repatriation will result in Voice Mobility ceasing to be a Nevada company governed by the provisions of the Nevada law and will become a Canadian corporation governed by the provisions of the Canada Business Corporations Act. The repatriation transaction will not result in the creation of a new corporation or merger of corporations. The repatriation will result only in the change of jurisdiction of incorporation of the Company from Nevada to the federal jurisdiction of Canada. The Company intends to obtain stockholder approval of the transaction by consent solicitation and will not be holding a stockholders' meeting for such purpose.

A registration statement relating to the repatriation transaction has been filed with the Securities and Exchange Commission but has not become effective. Securities covered thereby may not be sold nor may offers be made or accepted prior to the time the registration statement becomes effective. This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

This announcement appears as a matter of record only and should not be taken as an inducement or solicitation to subscribe for securities in any subsequent public offering.

About Voice Mobility

Voice Mobility markets and develops next generation messaging solutions that provide all of the enhanced features and functionality of unified communications while ensuring integration with and replacement of existing voice messaging systems. Voice Mobility markets its software suite to telephone companies and service providers in mature markets and new, growth markets.

Voice Mobility’s enhanced messaging solution offers a lower cost of system ownership (ability for carriers and service providers to cease spending capital on legacy equipment), seamless migration of paying customers from first generation systems to second generation technology, new revenue streams through the incremental marketing of enhanced features, and competitive differentiation.

For Voice Mobility customers this means increased share of existing customer’s wallet, increased customer loyalty and the ability to attract new customers with incremental services. For more information about Voice Mobility visit www.voicemobility.com.

FORWARD-LOOKING (SAFE HARBOR) STATEMENT

This news release contains forward-looking statements that involve risks and uncertainties including, but not limited to, future sales, product demand, growth of the unified messaging industry, competition, the effect of economic conditions and technological difficulties and other risks detailed in the Company’s filings with the U.S. Securities and Exchange Commission.

For further information

Voice Mobility International Inc.
Randy G. Buchamer
Chairman and CEO
604.482.0000
investors@voicemobility.com